Filed pursuant to Rule 497(e)
Registration No. 33-10207

SUPPLEMENT DATED DECEMBER 15, 1995
TO THE PROSPECTUS DATED JUNE 1, 1995
OF
IAI INTERNATIONAL FUND
AND
IAI DEVELOPING COUNTRIES FUND
(portfolios of IAI Investment Funds III, Inc.)


The following replaces the third paragraph in the section "Management".

Roy Gillson has responsibility for the management of each Fund. Mr. Gillson, who joined IAI International in 1983, is its Chief Investment Officer and a member of its Board of Directors. Mr. Gillson has managed International Fund since 1990 and Developing Countries Fund since its inception in February 1995.